UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

_____________________

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by KLX Energy Services Holdings, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2026 (the “Original Report”). As previously disclosed in the Original Report, on June 2, 2026, the Company completed the acquisition of certain assets owned by Wolf Pack Rentals, LLC, a Texas limited liability company (“Wolf Pack”), pursuant to that certain asset purchase agreement, dated June 2, 2026, by and among Wolf Pack, KLX Energy Services LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (the “Buyer”), the Company and, solely for purposes of Section 8.05 thereto, Stevie Cooper and Stewart Cooper (the “Purchase Agreement”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited financial statements of Wolf Pack for the year ended December 31, 2025, (ii) the unaudited condensed financial statements of Wolf Pack as of and for the three months ended March 31, 2026 and (iii) the unaudited pro forma combined financial information of the Company as of and for three months ended March 31, 2026 and for the year ended December 31, 2025, which gives effect to the acquisition as if it had been consummated on January 1, 2025. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Wolf Pack as of and for the year ended December 31, 2025 and the unaudited condensed financial statements of Wolf Pack as of and for the three months ended March 31, 2026 are filed herewith and attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2026, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 and the year ended December 31, 2025 are filed herewith and attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits.

Exhibit
No.	Description
23.1	Consent of Weaver and Tidwell, L.L.P.
99.1	Audited Financial Statements of Wolfpack Energy Services, LLC as of and for the year ended December 31, 2025
99.2	Unaudited Interim Condensed Consolidated Financial Statements of Wolfpack Energy Services, LLC as of and for the three months ended March 31, 2026
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Geoffrey C. Stanford
Name:	Geoffrey Stanford
Title:	Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer
Date:	August 12, 2026